SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 1999

STRUCTURED PRODUCTS CORP. ON BEHALF OF

TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST IBM 1997-4
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST BLS 1997-6
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST APA 1997-8
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST JPM 1998-2
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST LTR 1998-4
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST MOT 1998-5
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST C   1998-6

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                    33-55860                13-3692801
--------                    ---------               ----------
(STATE OR OTHER             (COMMISSION             (IRS EMPLOYER
JURISDICTION OF              FILE                    IDENTIFICATION
INCORPORATION OR             NUMBER)                 NUMBER)
ORGANIZATION)

ROOM 33-130, 33RD FLOOR, SEVEN WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 783-6645.

_________________________________N/A__________________________________
    (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           NOT APPLICABLE.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           NOT APPLICABLE.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           NOT APPLICABLE.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           NOT APPLICABLE.

Item 5.    OTHER EVENTS.

           NOT APPLICABLE.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           NOT APPLICABLE.

Item 7.    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)  NOT APPLICABLE.

           (b)  NOT APPLICABLE.

           (c)  EXHIBITS.

               TRUSTEE'S   REPORT  WITH   RESPECT  TO  THE   FEBRUARY  15,  1999
               DISTRIBUTION DATE FOR THE TIERS APA 1997-8. NO REPORTS FOR THE OTHER SERIES LISTED ABOVE ARE REQUIRED.

Item 8.    CHANGE IN FISCAL YEAR.

           NOT APPLICABLE.



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


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     STRUCTURED PRODUCTS CORP.

                                     By:/s/ TIMOTHY P. BEAULAC
                                        -------------------------------------
                                        Name: Timothy P. Beaulac
                                        Title:President and Finance Officer

Dated: February 15, 1999



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                                  EXHIBIT INDEX

EXHIBIT                                                        PAGE

1.   Trustee's Report in respect of the February 15, 1999
     Distribution Date for TIERS APA 1997-8.                     5




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